                                    EXHIBIT 99.1
LendingClub Reports First Quarter 2022 Results
Delivers Record Revenue and Net Income
Revenue More than Doubles and Net Income Increases Over $85 million Year-over-Year
Raises 2022 Outlook
SAN FRANCISCO – April 27, 2022 – LendingClub Corporation (NYSE: LC), the parent company of LendingClub Bank, America’s leading digital marketplace bank, today announced financial results for the first quarter ended March 31, 2022
“We grew our member base beyond four million to serve more everyday Americans who are looking to refinance out of higher cost credit card debt, save more of what they earn and find a better way to bank,” said Scott Sanborn, LendingClub’s CEO. “With another quarter of record results, we are clearly demonstrating the power of our loyal customers, significant data advantage and differentiated marketplace bank model. We believe we are well positioned to execute on our strategy and outperform the competition while helping our members effectively navigate the ever changing economic landscape.”
Record First Quarter 2022 Results
•Revenue of $289.5 million grew 174% year-over-year, outpacing originations growth of 117%.
◦Recurring stream of net interest income grew 20% sequentially to $99.7 million and increased 439% year-over-year.
▪LendingClub Bank’s net interest margin increased sequentially to 8.6% from 8.3% and was up from 3.3% a year earlier, primarily reflecting growth in personal loans which generate a higher yield.
▪Total loans held for investment (excluding PPP) grew 23% from December 31, 2021 and 116% from March 31, 2021.
◦Marketplace revenue of $180.0 million grew 6% sequentially and 120% year-over-year, reflecting growth in marketplace originations and strong platform investor demand.
•Deposits of $4.0 billion were up 27% from December 31, 2021 and 68% from March 31, 2021, supporting growth in loans held for investment.
•Provision for credit losses was $52.5 million, reflecting 23% growth in loans held for investment (excluding PPP) from December 31, 2021. Credit quality of our retained portfolio remained strong given the credit profile of our borrowers with an average FICO of 727.
•Net income of $40.8 million rose 40% sequentially and by $87.9 million year-over-year.
•Diluted earnings per share of $0.39 was up 44% sequentially and compared to a loss of $0.49 per share in the first quarter of 2021. The improvement in diluted earnings per share reflected increased revenue and greater operating efficiency.
•Pre-tax, pre-provision income of $98.3 million increased 33% sequentially and by $126.8 million from the first quarter of 2021, consistent with revenue growth and operating efficiency which drove earnings growth for the same periods.

	Three Months Ended
($ in millions)	March 31, 2022	December 31, 2021	March 31, 2021
Total net revenue	$289.5	$262.2	$105.8
Non-interest expense	191.2	188.2	134.3
Pre-tax, pre-provision income (loss)	98.3	74.0	(28.5)
Provision for credit losses	52.5	45.1	21.5
Income tax benefit (expense)	(5.0)	0.2	2.8
Consolidated net income (loss)	$40.8	$29.1	$(47.1)
Diluted EPS	$0.39	$0.27	$(0.49)

Financial Outlook

(millions)	Second Quarter 2022	Full Year 2022	Versus Prior Full Year 2022 Guidance
Total revenue	$295M to $305M	$1.15B to $1.25B	+$50M
Consolidated net income	$40M to $45M	$145M to $165M	+$15M

About LendingClub
LendingClub Corporation (NYSE: LC) is the parent company of LendingClub Bank, National Association, Member FDIC. LendingClub Bank is the leading digital marketplace bank in the U.S., where members can access a broad range of financial products and services designed to help them pay less when borrowing and earn more when saving. Based on more than 150 billion cells of data and over $70 billion in loans, our artificial intelligence-driven credit decisioning and machine-learning models are used across the customer lifecycle to expand seamless access to credit for our members, while generating compelling risk-adjusted returns for our loan investors. Since 2007, more than 4 million members have joined the Club to help reach their financial goals. For more information about LendingClub, visit https://www.lendingclub.com.

Conference Call and Webcast Information
The LendingClub first quarter 2022 webcast and teleconference is scheduled to begin at 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time) on Wednesday, April 27, 2022. A live webcast of the call will be available at http://ir.lendingclub.com under the Filings & Financials menu in Quarterly Results. To access the call, please dial +1 (844) 200-6205, or outside the U.S. +1 (929) 526-1599, with Access Code 007261, ten minutes prior to 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time). An audio archive of the call will be available at http://ir.lendingclub.com. An audio replay will also be available 1 hour after the end of the call until May 4, 2022, by calling +1 (866) 813-9403 or outside the U.S. +44 (204) 525-0658, with Access Code 997383. LendingClub has used, and intends to use, its investor relations website, blog (http://blog.lendingclub.com), Twitter handle (@LendingClub) and Facebook page (https://www.facebook.com/LendingClubTeam) as a means of disclosing material non-public information and to comply with its disclosure obligations under Regulation FD.

Contacts
For Investors:
IR@lendingclub.com
Media Contact:
Press@lendingclub.com

Safe Harbor Statement
Some of the statements above, including statements regarding our competitive advantages, macroeconomic outlook, anticipated future performance and financial results, are “forward-looking statements.” The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “will,” “would” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our ability to continue to attract and retain new and existing customers; competition; overall economic conditions; the regulatory environment; demand for the types of loans facilitated by us; default rates and those factors set forth in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, as well as in our subsequent filings with the Securities and Exchange Commission. We may not actually achieve the plans, intentions or expectations disclosed in forward-looking statements, and you should not place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

*****

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS
(In thousands, except percentages or as noted)
(Unaudited)
The information in the following tables is presented for the consolidated LendingClub Corporation, unless specifically noted for LendingClub Bank, the company’s wholly-owned subsidiary:

	As of and for the three months ended					% Change
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	Q/Q	Y/Y
Operating Highlights:
Non-interest income	$189,857	$179,111	$180,878	$158,476	$87,334	6%	117%
Net interest income	99,680	83,132	65,288	45,905	18,506	20%	439%
Total net revenue	289,537	262,243	246,166	204,381	105,840	10%	174%
Non-interest expense	191,204	188,220	178,775	160,139	134,252	2%	42%
Pre-tax, pre-provision income (loss)	98,333	74,023	67,391	44,242	(28,412)	33%	N/M
Provision for credit losses	52,509	45,149	37,524	34,634	21,493	16%	144%
Income tax benefit (expense)	(4,988)	234	(2,682)	(237)	2,821	N/M	N/M
Consolidated net income (loss)	$40,836	$29,108	$27,185	$9,371	$(47,084)	40%	N/M

Basic EPS – common stockholders	$0.40	$0.29	$0.27	$0.10	$(0.49)	38%	N/M
Diluted EPS – common stockholders	$0.39	$0.27	$0.26	$0.09	$(0.49)	44%	N/M

LendingClub Bank Performance Metrics:
Net interest margin	8.6%	8.3%	7.1%	5.5%	3.3%
Efficiency ratio (1)	63.6%	69.5%	67.5%	69.0%	104.8%
Return on average equity (ROE)	22.5%	21.7%	26.5%	34.7%	N/A
Return on average total assets (ROA)	3.1%	3.1%	3.7%	4.7%	N/A

LendingClub Bank Capital Ratios:
Common Equity Tier 1 Capital Ratio	16.0%	16.7%	18.0%	18.7%	20.9%
Tier 1 Leverage Ratio	13.2%	14.3%	14.1%	13.5%	12.9%

Consolidated LendingClub Corporation Performance Metrics:
Net interest margin	8.3%	7.6%	6.3%	4.7%	1.8%
Efficiency ratio (1)	66.0%	71.8%	72.6%	78.4%	126.8%
Return on average equity (ROE)	18.7%	14.1%	13.8%	5.0%	N/A
Return on average total assets (ROA)	3.1%	2.4%	2.4%	0.8%	N/A
Marketing expense as a % of loan originations	1.7%	1.7%	1.6%	1.3%	1.3%

Loan originations (in millions) (2):
Total loan originations	$3,217	$3,069	$3,107	$2,722	$1,483	5%	117%
Marketplace loans	$2,360	$2,308	$2,471	$2,182	$1,139	2%	107%
Loan originations held for investment	$856	$761	$636	$541	$344	12%	149%
Loan originations held for investment as a % of total loan originations	27%	25%	20%	20%	23%

Servicing portfolio AUM (in millions) (3)	$13,341	$12,463	$11,592	$10,741	$10,271	7%	30%

Balance Sheet Data:
Loans and leases held for investment, net, excluding PPP loans	$3,049,325	$2,486,440	$2,235,698	$1,791,492	$1,414,900	23%	116%
PPP loans	$184,986	$268,297	$367,558	$507,553	$664,400	(31)%	(72)%
Total loans and leases held for investment, net	$3,234,311	$2,754,737	$2,603,256	$2,299,045	$2,079,300	17%	56%
Total assets	$5,574,425	$4,900,319	$4,750,760	$4,370,101	$4,491,089	14%	24%

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	As of and for the three months ended					% Change
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	Q/Q	Y/Y
Total deposits	$3,977,477	$3,135,788	$2,838,719	$2,539,704	$2,373,437	27%	68%
Total liabilities	$4,686,991	$4,050,077	$3,945,970	$3,607,742	$3,757,954	16%	25%
Total equity	$887,434	$850,242	$804,790	$762,359	$733,135	4%	21%

Allowance Ratios:
Allowance for loan and lease losses to total loans and leases held for investment	5.5%	5.0%	3.9%	3.0%	1.7%
Allowance for loan and lease losses to total loans and leases held for investment, excluding PPP loans	5.8%	5.5%	4.5%	3.8%	2.5%
Allowance for loan and lease losses to consumer loans and leases held for investment	6.6%	6.4%	5.2%	4.3%	2.3%
Allowance for loan and lease losses to commercial loans and leases held for investment	1.8%	1.8%	1.6%	1.5%	1.3%
Allowance for loan and lease losses to commercial loans and leases held for investment, excluding PPP loans	2.3%	2.6%	2.6%	2.8%	1.7%
N/M – Not meaningful
N/A – Not applicable
(1)    Calculated as the ratio of non-interest expense to total net revenue.
(2)    Includes unsecured personal loans, auto loans, and education and patient finance loans only.
(3)    Loans serviced on our platform, which includes unsecured personal loans, auto loans and education and patient finance loans serviced for others and retained for investment by the Company.

LENDINGCLUB CORPORATION
LOANS AND LEASES HELD FOR INVESTMENT
(In thousands, except percentages or as noted)
(Unaudited)

	March 31, 2022	December 31, 2021
Unsecured personal	$2,358,792	$1,804,578
Residential mortgages	169,117	151,362
Secured consumer	93,600	65,976
Total consumer loans held for investment	2,621,509	2,021,916
Equipment finance (1)	143,780	149,155
Commercial real estate	313,710	310,399
Commercial and industrial (2)	343,297	417,656
Total commercial loans and leases held for investment	800,787	877,210
Total loans and leases held for investment	3,422,296	2,899,126
Allowance for loan and lease losses	(187,985)	(144,389)
Loans and leases held for investment, net	$3,234,311	$2,754,737
(1)    Comprised of sales-type leases for equipment.
(2)    Includes $185.0 million and $268.3 million of Paycheck Protection Program (PPP) loans as of March 31, 2022 and December 31, 2021, respectively. Such loans are guaranteed by the Small Business Association and, therefore, the Company determined no allowance for expected credit losses is required on these loans.

LENDINGCLUB CORPORATION
ALLOWANCE FOR LOAN AND LEASE LOSSES
(In thousands, except percentages or as noted)
(Unaudited)

	Three Months Ended
	March 31, 2022			December 31, 2021
	Consumer	Commercial	Total	Consumer	Commercial	Total
Allowance for loan and lease losses, beginning of period	$128,812	$15,577	$144,389	$88,631	$16,105	$104,736
Credit loss expense for loans and leases held for investment	53,718	(1,490)	52,228	45,595	(306)	45,289
Charge-offs	(9,017)	(72)	(9,089)	(5,557)	(313)	(5,870)
Recoveries	344	113	457	143	91	234
Allowance for loan and lease losses, end of period	$173,857	$14,128	$187,985	$128,812	$15,577	$144,389

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended			Change (%)
	March 31, 2022	December 31, 2021	March 31, 2021	Q1 2022 vs Q1 2021	Q1 2022 vs Q4 2021
Non-interest income:
Marketplace revenue (1)	$179,966	$170,562	$81,727	120%	6%
Other non-interest income	9,891	8,549	5,607	76%	16%
Total non-interest income	189,857	179,111	87,334	117%	6%

Interest income:
Interest on loans held for sale	7,450	7,153	5,157	44%	4%
Interest and fees on loans and leases held for investment	91,442	76,964	15,301	N/M	19%
Interest on retail and certificate loans held for investment at fair value	6,969	9,236	20,262	(66)%	(25)%
Interest on other loans held for investment at fair value	593	762	1,479	(60)%	(22)%
Interest on securities available for sale	4,511	3,071	2,235	102%	47%
Other interest income	688	469	156	N/M	47%
Total interest income	111,653	97,655	44,590	150%	14%

Interest expense:
Interest on deposits	3,438	2,616	1,014	239%	31%
Interest on short-term borrowings	435	561	1,264	(66)%	(22)%
Interest on retail notes, certificates and secured borrowings	6,969	9,236	20,262	(66)%	(25)%
Interest on Structured Program borrowings	764	1,642	3,208	(76)%	(53)%
Interest on other long-term debt	367	468	336	9%	(22)%
Total interest expense	11,973	14,523	26,084	(54)%	(18)%

Net interest income	99,680	83,132	18,506	N/M	20%

Total net revenue	289,537	262,243	105,840	174%	10%

Provision for credit losses	52,509	45,149	21,493	144%	16%

Non-interest expense:
Compensation and benefits	81,610	78,741	64,420	27%	4%
Marketing	55,080	50,708	19,545	182%	9%
Equipment and software	11,046	12,019	7,893	40%	(8)%
Occupancy	6,019	4,706	6,900	(13)%	28%
Depreciation and amortization	11,039	10,462	11,766	(6)%	6%
Professional services	12,406	12,699	11,603	7%	(2)%
Other non-interest expense	14,004	18,885	12,125	15%	(26)%
Total non-interest expense	191,204	188,220	134,252	42%	2%

Income before income tax benefit (expense)	45,824	28,874	(49,905)	N/M	59%
Income tax benefit (expense)	(4,988)	234	2,821	N/M	N/M
Consolidated net income (loss)	$40,836	$29,108	$(47,084)	N/M	40%

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended			Change (%)
	March 31, 2022	December 31, 2021	March 31, 2021	Q1 2022 vs Q1 2021	Q1 2022 vs Q4 2021
Basic EPS – common stockholders	$0.40	$0.29	$(0.49)
Diluted EPS – common stockholders	$0.39	$0.27	$(0.49)
Weighted-average common shares – Basic	101,493,561	100,320,691	92,666,169
Weighted-average common shares – Diluted	105,052,904	108,096,823	92,666,169
N/M – Not meaningful
(1)    Marketplace revenue consists of the following:

	Three Months Ended			Change (%)
	March 31, 2022	December 31, 2021	March 31, 2021	Q1 2022 vs Q1 2021	Q1 2022 vs Q4 2021
Origination fees	$122,093	$118,353	$55,559	120%	3%
Servicing fees	18,514	20,940	23,166	(20)%	(12)%
Gain on sales of loans	24,110	20,569	8,323	190%	17%
Net fair value adjustments	15,249	10,700	(5,321)	N/M	43%
Total marketplace revenue	$179,966	$170,562	$81,727	120%	6%

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT
(In thousands, except share and per share data)
(Unaudited)

	Three months ended March 31, 2022
	LendingClub Bank	LendingClub Corporation (Parent only)	Intercompany Eliminations	Total
Non-interest income:
Marketplace revenue	$164,835	$15,131	$—	$179,966
Other non-interest income	19,498	4,223	(13,830)	9,891
Total non-interest income	184,333	19,354	(13,830)	189,857

Interest income:
Interest income	99,823	11,830	—	111,653
Interest expense	(3,644)	(8,329)	—	(11,973)
Net interest income	96,179	3,501	—	99,680

Total net revenue	280,512	22,855	(13,830)	289,537

Provision for credit losses	(52,509)	—	—	(52,509)
Non-interest expense	(178,459)	(26,575)	13,830	(191,204)
Income (Loss) before income tax benefit (expense)	49,544	(3,720)	—	45,824
Income tax benefit (expense)	(12,355)	17,727	(10,360)	(4,988)
Consolidated net income	$37,189	$14,007	$(10,360)	$40,836

	Three Months Ended December 31, 2021
	LendingClub Bank	LendingClub Corporation (Parent only)	Intercompany Eliminations	Total
Non-interest income:
Marketplace revenue	$146,936	$23,626	$—	$170,562
Other non-interest income	21,520	4,199	(17,170)	8,549
Total non-interest income	168,456	27,825	(17,170)	179,111

Interest income:
Interest income	83,310	14,345	—	97,655
Interest expense	(2,923)	(11,600)	—	(14,523)
Net interest income	80,387	2,745	—	83,132

Total net revenue	248,843	30,570	(17,170)	262,243

Reversal of (Provision for) credit losses	(45,244)	95	—	(45,149)
Non-interest expense	(173,017)	(32,373)	17,170	(188,220)
Income (Loss) before income tax benefit	30,582	(1,708)	—	28,874
Income tax benefit	1,305	20,192	(21,263)	234
Consolidated net income	$31,887	$18,484	$(21,263)	$29,108

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT (Continued)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended March 31, 2021
	LendingClub Bank	LendingClub Corporation (Parent only)	Intercompany Eliminations	Total
Non-interest income:
Marketplace revenue	$36,062	$45,665	$—	$81,727
Other non-interest income	19,700	4,098	(18,191)	5,607
Total non-interest income	55,762	49,763	(18,191)	87,334

Interest income:
Interest income	17,498	27,092	—	44,590
Interest expense	(1,247)	(24,837)	—	(26,084)
Net interest income	16,251	2,255	—	18,506

Total net revenue	72,013	52,018	(18,191)	105,840

Reversal of (Provision for) credit losses	(23,963)	2,470	—	(21,493)
Non-interest expense	(75,499)	(76,944)	18,191	(134,252)
Loss before income tax benefit	(27,449)	(22,456)	—	(49,905)
Income tax benefit	23	2,292	506	2,821
Consolidated net loss	$(27,426)	$(20,164)	$506	$(47,084)

LENDINGCLUB BANK
NET INTEREST INCOME
(In thousands, except percentages or as noted)
(Unaudited)

	LendingClub Bank
	Three Months Ended March 31, 2022			Three Months Ended December 31, 2021			Two Months Ended March 31, 2021
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets (1)
Cash, cash equivalents, restricted cash and other	$829,707	$683	0.33%	$651,003	$468	0.29%	$737,555	$138	0.11%
Securities available for sale at fair value	274,089	1,276	1.86%	200,091	680	1.36%	232,001	444	1.15%
Loans held for sale	228,529	6,422	11.24%	122,007	5,199	17.04%	64,720	1,615	14.97%
Loans and leases held for investment:
Unsecured personal loans	2,060,323	78,376	15.22%	1,542,285	60,383	15.66%	146,925	3,392	13.85%
Secured consumer loans	232,235	2,275	3.92%	436,260	4,029	3.69%	521,399	3,215	3.70%
Commercial loans and leases	620,660	7,588	4.89%	619,648	8,663	5.59%	605,495	5,119	5.07%
PPP loans	222,517	3,203	5.76%	325,133	3,888	4.78%	621,292	3,575	3.45%
Loans and leases held for investment	3,135,735	91,442	11.66%	2,923,326	76,963	10.53%	1,895,111	15,301	4.84%
Total interest-earning assets	4,468,060	99,823	8.94%	3,896,427	83,310	8.55%	2,929,387	17,498	3.58%

Cash and due from banks	46,117			23,362			42,683
Allowance for loan and lease losses	(163,631)			(125,120)			(30,357)
Other non-interest earning assets	390,066			326,402			187,785
Total assets	$4,740,612			$4,121,071			$3,129,498

Interest-bearing liabilities
Interest-bearing deposits
Checking and money market accounts	$2,240,450	$1,724	0.31%	$2,146,687	$1,716	0.32%	$1,735,274	$913	0.33%
Savings accounts and certificates of deposit	1,071,133	1,714	0.65%	580,361	900	0.62%	323,800	101	0.19%
Interest-bearing deposits	3,311,583	3,438	0.42%	2,727,048	2,616	0.38%	2,059,074	1,014	0.30%
Short-term borrowings	165	—	—%	282	—	—%	1,829	0.3	0.09%
Advances from PPPLF	234,872	206	0.35%	342,335	307	0.36%	405,989	233	0.35%
Total interest-bearing liabilities	3,546,620	3,644	0.42%	3,069,665	2,923	0.38%	2,469,726	1,247	0.31%

Non-interest bearing deposits	300,218			283,066			156,034
Other liabilities	232,018			179,752			68,510
Total liabilities	$4,078,856			$3,532,483			$2,694,270
Total equity	$661,756			$588,588			$435,228
Total liabilities and equity	$4,740,612			$4,121,071			$3,129,498

Interest rate spread			8.52%			8.17%			3.27%

Net interest income and net interest margin		$96,179	8.61%		$80,387	8.25%		$16,251	3.33%
(1)    Nonaccrual loans and any related income are included in their respective loan categories.

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Consolidated LendingClub Corporation (1)
	Three Months Ended March 31, 2022			Three Months Ended December 31, 2021			Three Months Ended March 31, 2021
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets (2)
Cash, cash equivalents, restricted cash and other	$892,921	$688	0.31%	$710,472	$469	0.26%	$918,148	$156	0.10%
Securities available for sale at fair value	325,155	4,511	5.55%	265,140	3,071	4.63%	362,621	2,235	2.71%
Loans held for sale	255,139	7,450	11.68%	184,708	7,153	15.49%	198,592	5,157	12.01%
Loans and leases held for investment:
Unsecured personal loans	2,060,323	78,376	15.22%	1,542,285	60,384	15.66%	146,925	3,392	13.85%
Secured consumer loans	232,235	2,275	3.92%	436,260	4,029	3.69%	521,399	3,215	3.70%
Commercial loans and leases	620,660	7,588	4.89%	619,648	8,663	5.59%	605,495	5,119	5.07%
PPP loans	222,517	3,203	5.76%	325,133	3,888	4.78%	621,292	3,575	3.45%
Loans and leases held for investment	3,135,735	91,442	11.66%	2,923,326	76,964	10.53%	1,895,111	15,301	4.84%
Retail and certificate loans held for investment at fair value	198,813	6,969	14.02%	262,548	9,236	14.07%	574,158	20,262	14.12%
Other loans held for investment at fair value	18,523	593	12.80%	24,184	762	12.60%	46,212	1,479	12.80%
Total interest-earning assets	4,826,286	111,653	9.25%	4,370,378	97,655	8.94%	3,994,842	44,590	5.34%

Cash and due from banks and restricted cash	92,683			73,258			137,216
Allowance for loan and lease losses	(163,631)			(125,120)			(30,357)
Other non-interest earning assets	486,363			465,010			326,040
Total assets	$5,241,701			$4,783,526			$4,427,741

Interest-bearing liabilities
Interest-bearing deposits:
Checking and money market accounts	$2,240,450	$1,724	0.31%	$2,146,687	$1,716	0.32%	$1,735,274	$913	0.33%
Savings accounts and certificates of deposit	1,071,133	1,714	0.64%	580,361	900	0.62%	323,800	101	0.19%
Interest-bearing deposits	3,311,583	3,438	0.42%	2,727,048	2,616	0.38%	2,059,074	1,014	0.30%
Short-term borrowings	20,371	435	8.56%	36,823	561	6.08%	98,818	1,264	5.12%
Advances from PPPLF	234,872	206	0.35%	342,335	307	0.36%	405,989	233	0.35%
Retail notes, certificates and secured borrowings	198,813	6,969	14.02%	262,548	9,236	14.07%	574,192	20,262	14.12%
Structured Program borrowings	42,026	764	7.29%	77,354	1,642	8.49%	143,045	3,208	8.97%
Other long-term debt	15,421	161	4.19%	15,514	161	4.15%	18,605	103	2.21%
Total interest-bearing liabilities	3,823,086	11,973	1.25%	3,461,622	14,523	1.68%	3,299,723	26,084	3.24%

LENDINGCLUB CORPORATION
NET INTEREST INCOME (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	Consolidated LendingClub Corporation (1)
	Three Months Ended March 31, 2022			Three Months Ended December 31, 2021			Three Months Ended March 31, 2021
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Non-interest bearing deposits	227,337			211,692			119,272
Other liabilities	319,241			282,339			286,907
Total liabilities	$4,369,664			$3,955,653			$3,705,902

Total equity	$872,037			$827,873			$721,839
Total liabilities and equity	$5,241,701			$4,783,526			$4,427,741

Interest rate spread			8.00%			7.26%			2.11%

Net interest income and net interest margin		$99,680	8.26%		$83,132	7.61%		$18,506	2.67%
(1)    Consolidated presentation reflects intercompany eliminations.
(2)    Nonaccrual loans and any related income are included in their respective loan categories.

LENDINGCLUB CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	March 31, 2022	December 31, 2021
Assets
Cash and due from banks	$30,986	$35,670
Interest-bearing deposits in banks	1,022,239	651,456
Total cash and cash equivalents	1,053,225	687,126
Restricted cash	60,507	76,460
Securities available for sale at fair value (includes $402,944 and $256,170 at amortized cost, respectively)	390,317	263,530
Loans held for sale (includes $156,730 and $142,370 at fair value, respectively)	156,730	391,248
Loans and leases held for investment	3,422,296	2,899,126
Allowance for loan and lease losses	(187,985)	(144,389)
Loans and leases held for investment, net	3,234,311	2,754,737
Retail and certificate loans held for investment at fair value	168,906	229,719
Other loans held for investment at fair value	15,384	21,240
Property, equipment and software, net	111,503	97,996
Goodwill	75,717	75,717
Other assets	307,825	302,546
Total assets	$5,574,425	$4,900,319
Liabilities and Equity
Deposits:
Interest-bearing	$3,715,847	$2,919,203
Noninterest-bearing	261,630	216,585
Total deposits	3,977,477	3,135,788
Short-term borrowings	13,188	27,780
Advances from Paycheck Protection Program Liquidity Facility (PPPLF)	193,371	271,933
Retail notes, certificates and secured borrowings at fair value	168,906	229,719
Payable on Structured Program borrowings	20,347	65,451
Other long-term debt	15,388	15,455
Other liabilities	298,314	303,951
Total liabilities	4,686,991	4,050,077
Equity
Series A Preferred stock, $0.01 par value; 1,200,000 shares authorized; 0 shares issued and outstanding	—	—
Common stock, $0.01 par value; 180,000,000 shares authorized; 102,194,037 and 101,043,924 shares issued and outstanding, respectively	1,022	1,010
Additional paid-in capital (1)	1,576,147	1,609,820
Accumulated deficit (1)	(676,594)	(767,634)
Accumulated other comprehensive income	(13,141)	7,046
Total equity	887,434	850,242
Total liabilities and equity	$5,574,425	$4,900,319
(1)     As a result of the adoption of Accounting Standards Update 2020-06, reflects a reclassification in the first quarter of 2021 from Accumulated Deficit to Additional Paid-in Capital of the $50.2 million deemed dividend that was recorded in the first quarter of 2020 related to the convertible Series A preferred stock.

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS BY SEGMENT
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	LendingClub Bank		LendingClub Corporation (Parent only)		Intercompany Eliminations		Total
	March 31, 2022	December 31, 2021	March 31, 2022	December 31, 2021	March 31, 2022	December 31, 2021	March 31, 2022	December 31, 2021
Assets
Total cash and cash equivalents	$1,014,464	$659,919	$119,711	$88,268	$(80,950)	$(61,061)	$1,053,225	$687,126
Restricted cash	—	—	64,165	76,540	(3,658)	(80)	60,507	76,460
Securities available for sale at fair value	345,964	205,730	44,353	57,800	—	—	390,317	263,530
Loans held for sale	145,117	335,449	11,613	55,799	—	—	156,730	391,248
Loans and leases held for investment, net	3,234,311	2,754,737	—	—	—	—	3,234,311	2,754,737
Retail and certificate loans held for investment at fair value	—	—	168,906	229,719	—	—	168,906	229,719
Other loans held for investment at fair value	—	—	15,384	21,240	—	—	15,384	21,240
Property, equipment and software, net	57,482	36,424	54,021	61,572	—	—	111,503	97,996
Investment in subsidiary	—	—	591,051	557,577	(591,051)	(557,577)	—	—
Goodwill	75,717	75,717	—	—	—	—	75,717	75,717
Other assets	292,043	254,075	149,099	168,042	(133,317)	(119,571)	307,825	302,546
Total assets	5,165,098	4,322,051	1,218,303	1,316,557	(808,976)	(738,289)	5,574,425	4,900,319
Liabilities and Equity
Total deposits	4,062,084	3,196,929	—	—	(84,607)	(61,141)	3,977,477	3,135,788
Short-term borrowings	164	165	13,024	27,615	—	—	13,188	27,780
Advances from PPPLF	193,371	271,933	—	—	—	—	193,371	271,933
Retail notes, certificates and secured borrowings at fair value	—	—	168,906	229,719	—	—	168,906	229,719
Payable on Structured Program borrowings	—	—	20,347	65,451	—	—	20,347	65,451
Other long-term debt	—	—	15,388	15,455	—	—	15,388	15,455
Other liabilities	218,365	218,775	143,701	150,727	(63,752)	(65,551)	298,314	303,951
Total liabilities	4,473,984	3,687,802	361,366	488,967	(148,359)	(126,692)	4,686,991	4,050,077
Total equity	691,114	634,249	856,937	827,590	(660,617)	(611,597)	887,434	850,242
Total liabilities and equity	$5,165,098	$4,322,051	$1,218,303	$1,316,557	$(808,976)	$(738,289)	$5,574,425	$4,900,319